Risk Administration	12 Months Ended
Dec. 31, 2019
Disclosure of risk management [Abstract]
Disclosure of risk management [Text Block]
Note 5
Risk Administration
Risk Management

In companies where CCU has a controlling interest, the Company’s Administration and Finance Management provides a centralized service for the group’s companies to obtain financing and administration of exchange rates, interest rates, liquidity, inflation, raw materials and credit risks. Such activity operates in accordance with a framework of policies and procedures which is regularly reviewed to ensure it fulfils the purpose of managing the risks by business needs.

In companies with a non-controlling interest (VSPT, CPCH, Aguas CCU-Nestlé S.A., Bebidas del Paraguay S.A., Cervecería Kunstmann S.A. and Bebidas Bolivianas BBO S.A.) the responsibility for this service lies with the respective Board of Directors and respective Administration and Finance Management Area. When applicable, the Board of Directors and Directors Committee has the final responsibility for establishing and reviewing the risk administration structure, as well as for the reviewing significant changes made to risk management policies.

In accordance with financial risk policies, the Company uses derivate instruments only for the purpose of hedging exposure to interest rate and Exchange rate risks arising from the Company’s operations and its sources of financing. The Company does not acquire derivate instruments for speculative or investment purposes. Nevertheless, some derivatives are not treated as hedges for accounting purpose because they do not qualify as such. Transactions with derivate instruments are exclusively carried out by Administration and Finance staff and Internal Audit Management regularly reviews the control environment of this function. Relationships with credit rating agencies and monitoring of financial restrictions (covenants) are also managed by Administration and Finance.

The Company’s main risk exposure is related to exchange rates, interest rates, inflation and raw materials price (commodities), taxes, trade accounts receivable and liquidity. Several types of financial instruments are used to manage the risk originated by these exposures.
For each of the following points, where applicable, the sensitivity analyses developed are merely for illustration purposes, since in practice the sensitized variables rarely change without affecting each other and without affecting other factors that were considered as constant and which also affect the Company’s financial position and results.
Exchange rate risk
The Company is exposed to exchange rate risks originated by: a) its net exposure to foreign currency assets and liabilities, b) exports sales, c) the purchase of raw materials, products and capital investments in foreign currencies, or indexed in such currencies, and d) the net investment of subsidiaries in foreign countries. The Company’s greatest exchange rate exposure is to the variation on the Chilean peso as compared to the US Dollar, Euro, Argentine Peso, Uruguayan Peso, Paraguayan Guarani, Bolivian and Colombian Peso.
As of December 31, 2019, the Company maintained foreign currency obligations amounting to ThCh$ 104,821,573

(ThCh$ 88,218,862 as of December 31, 2018), mostly denominated in US Dollars. Obligations with banks in foreign currency (ThCh$ 43,638,446 as of December 2019 and ThCh$ 25,403,961 as of December 31, 2018) represent a 14% (9% as of December 31, 2018) of total other financial liabilities. The remaining 86% (91% in 2018) is mainly denominated in Unidades de Fomento (inflation-indexed Chilean monetary unit – see inflation risk section). In addition, the Company has assets in foreign currency in the amount of ThCh$ 207,727,159 (ThCh$ 212,008,612 as of December 31, 2018) that mainly correspond to net investments of subsidiaries in foreign countries and export accounts receivable.
Regarding the operations of foreign subsidiaries, the net liability exposure in US Dollars and other currencies amounts to ThCh$ 28,167,683 (net liability ThCh$ 7,871,677 as of December 31, 2018).
To protect the value of the net foreign currency assets and liabilities position of its Chilean operations, the Company enters into derivate contracts (currency forwards) to ease any variation in the Chilean peso as compared to other currencies.
As of December 31, 2019, the net exposure of the Company in Chile in foreign currencies, after the use of derivate instruments, is assets in the amount of ThCh$ 8,440,013 (ThCh$ 1,364,230 as of December 31, 2018).
As of December 31, 2019, of the Company’s total sales, both in Chile and abroad, 7% (7% in 2018 and 7% in 2017) corresponds to export sales in foreign currencies, mainly US Dollars and Euros and approximately 64% (61% in 2018 and 62% in 2017) of total direct costs correspond to raw materials and products purchased in foreign currencies, or indexed to such currencies. The Company does not hedge the possible variations in the expected cash flows from such transactions.
The Company is also exposed to fluctuations in exchange rates relating to the conversion from Argentine Peso, Uruguayan Peso, Paraguayan Guaraní, Bolivian Peso and Colombian Peso to Chilean Pesos with respect to assets, liabilities, income and expenses of its subsidiaries in Argentina, Uruguay, Paraguay and Bolivia the associate in Perú and a joint venture in Colombia. The Company does not hedge the risks associated to the conversion of its subsidiaries, whose effects are recorded in equity.
Exchange rate sensitivity analysis
The effect of foreign currency translation differences recognized in the Consolidated Statement of Income for the year ended as of December 31, 2019, related to assets and liabilities denominated in foreign currency, was a loss of

ThCh$ 9,054,155 (a gain of ThCh$ 3,299,657 in 2018 and loss of ThCh$ 2,563,019 in 2017). Considering exposure as of December 31, 2019 and assuming a 10% increase in the exchange rate, and keeping constant all other variables such as interest rates constant, it is estimated that the effect on the Company’s net income would be a net income after taxes of ThCh$ 616,121 (ThCh$ 99,589 in 2018 and a loss of ThCh$ 76,478 in 2017) associated of the owners of the controller.
Considering that approximately 7% of the Company’s sales revenue comes from export sales carried out in Chile (7% in 2018 and 7% in 2017), in currencies other than Chilean Peso, and that approximately 64% (61% in 2018 and 62% in 2017) of the Company’s direct costs are in or indexed to the US Dollar and assuming that the functional currencies will appreciate (depreciate) by 10% in respect to the US Dollar, and keeping all other variables constant, the hypothetical effect on the Company’s income would be a loss after taxes of ThCh$ 27,683,581 (ThCh$ 22,116,350 in 2018 and ThCh$ 18,772,323 in 2017).
The Company can also be affected by changes in the Exchange rate of the countries where its foreign subsidiaries operate, since income is converted to Chilean Pesos at the average Exchange rate of each month. The operating income of foreign subsidiaries as of December 31, 2019 was a net income of
ThCh$
20,517,569 (
ThCh$
56,533,194 in 2018 and

ThCh$ 46,395,490 in 2017
). Therefore, a depreciation (appreciation) of 10% in the exchange rate of the Argentine Peso, the Uruguayan Peso, the Paraguayan Guarani and the Bolivian peso against the Chilean Peso, would result in a loss (income) before taxes of
ThCh$
2,051,757 (
ThCh$
5,653,319 in 2018 and
ThCh$ 4,639,549 in 2017
).
See Note 1 – General information letter C.
The net investment in foreign subsidiaries, associates and joint ventures as of December 31, 2019, amounted to

ThCh$
272,584,756,
ThCh$
1,149,291 and
ThCh$
125,518,313, respectively (
ThCh$
247,679,930,
ThCh$
958,474 and
ThCh$
121,448,016 in 2018). Assuming a 10% increase or decrease in the Argentine Peso, Uruguayan Peso, Paraguayan Guarani, Bolivian Peso and Colombian Peso against the Chilean Peso, and maintaining all other variables constant, the increase (decrease) would hypothetically result in Net income (loss) of
ThCh$ 39,925,236 (ThCh$
37,008,642 in 2018 and
ThCh$ 21,161,126 in 2017
) recorded as a credit (charge) to equity.
The Company does not hedge risks associated to currency conversion of the financial statements of its subsidiaries that have a different functional currency, whose effects are recorded in equity.
Interest rate risk
Interest rate risk mainly originates from the Company’s financing sources. The main exposure is related variable interest rate obligations indexed to the London Inter Bank Offer Rate (“LIBOR”) and the Buenos Aires Deposits of Large Amounts Rate (“BADLAR”)
As of December 31, 2019, the Company had a total
ThCh$
12,015,001 in variable interest debt (
ThCh$
8,576,258 in 2018). Consequently, as of December 31, 2019, the company’s financing structure is made up of approximately 4% (3% in 2018) of debt with variable interest rate, and 96% (97% in 2018) in debt with fixed interest rates.
To manage interest rate risk, the Company has a policy which seeks to reduce the volatility of its finance cost, and maintain and ideal percentage of its debt in fixed rate instruments. The financial position is mainly set by the use of short-term and long-term, as well as derivate instruments such as cross currency interest rate swaps and cross interest rate swaps.
As of December 31, 2019, after considering the effect of interest rates and currency swaps, a 98.6% (99.8% in 2018) of the Company’s debt is at fixed interest rates.
The terms and conditions of the Company’s obligations as of December 31, 2019, including Exchange rates, interest rates, maturities and effective interest rates, are detailed in Note 21 – Other financial liabilities.
Interest rate sensitivity analysis
The total financial cost recognized in the Consolidated Statement of Income for the twelve months ended as of December 31, 2019, related to short and long-term debt amounted to
ThCh$
27,720,203 (
ThCh$
23,560,662 in 2018 and

ThCh$ 24,166,313 in 2017
). Assuming a reasonably possible increase of 100 bps in variable interest rates and maintaining all other variables constant, the increase would hypothetically result in a loss before taxes of
ThCh$
43,854 (
ThCh$
5,059 in 2018 and
ThCh$ 17,176 in 2017
).
Inflation risk
The Company maintains a series of agreements indexed to Unidades de Fomento (UF) with third parties, as well as UF indexed financial debt which means the Company is exposed to fluctuations in the UF, generating an increase in the value of those agreements and liabilities if the UF increases due to inflation. This risk is partially mitigated by the Company’s policy of keeping net sales per unit in UF constant as long as the market conditions allow it, and taking cross currency swaps if the if the market conditions are favorable to the Company.

Inflation in Argentina has shown significant increases since the beginning of 2018. The cumulative inflation rate of three years, calculated using different combinations of consumer price indices, has exceeded 100% for several months, and it’s still increasing. The cumulative three-year inflation calculated using the general price index has already exceeded 100%. Therefore, as prescribed by IAS 29, Argentina was declared a hyperinflationary economy as of July 1, 2018.
(See
Note 2 - Summary of significant accounting polices (2.4)
).

Inflation sensitivity analysis

Income from indexation units recognized in the Consolidated Statement of Income for the nine-months ended as of December 31, 2019, related to UF indexed short and long-term debt and the application of Hyperinflation Accounting in Argentina, is a loss of
ThCh$
8,255,001 (a gain of
ThCh$
742,041 in 2018 and a loss of
ThCh$ 110,539 in 2017
). Assuming a reasonably possible 3% increase (decrease) in the Unidad de Fomento and a 10% in the inflation rate in Argentina and keeping all other variables such as interest rates constant, the aforementioned increase (decrease) would hypothetically result in a loss (income) of
ThCh$
4,781,394 (
ThCh$
3,380,752 in 2018 and
ThCh$ 1,419,965 in 2017
).

Raw material Price risk

The main exposure to raw materials Price variation is related to barley, malt, and cans used in the production of beer, concentrates, sugar and plastic containers used in the production of soft drinks and bulk wine and grapes for the manufacturing of wine and spirits.

Malt and cans

In Chile, the Company obtains its malt supply from both local producers and from the international markets (mainly from Argentina). With local and argentine producers the Company enters into long-term supply agreements in which malt price is set annually, using for this purpose the market price of barley and manufacturing cost established in these agreements.

The purchases and commitments entered for the acquisition of raw materials expose the Company to a price fluctuations risk. During 2019, the Company acquired 79,459 tons of malt (73,498 tons in 2018). Malt represents approximately 6% of the direct cost of the Chile Operating segment (5% in 2018 and 6% in 2017). CCU Argentina acquires all of its malt from local producers.

As of December 31, 2019, in the Chile Operation segment, the cost of cans represented approximately 17% of direct costs (12% in 2018 and 12% in 2017). In the International Business Operating segment, the cost of cans represented approximately 38% of direct raw materials costs as of December 31, 2019 (38% in 2018 and 33% in 2017).

Concentrates, Sugar and plastic containers

The main raw materials used in the production of non-alcoholic beverages are concentrated, which are mainly acquired from licenses, sugar and plastic resin for the manufacturing of plastic bottles and containers. The Company is exposed to price fluctuation risks involving these raw materials, which jointly represent approximately 31% (27% in 2018 and 29% in 2017) of the direct cost of the Chile Operating segment.

The Company does not engage in hedging raw materials purchases.

Grapes and wine

The main raw materials used by subsidiary Viña San Pedro Tarapacá S.A. for wine production are grapes harvested from its own vineyards and grapes and wine acquires from third parties through long-term and spot contracts. In the last 12 months, approximately 27% (26% in 2018) of VSPT’s total wine supply came from its own vineyards. Regarding our export market, and considering our focus on this market, approximately 43% (41% in 2018) of our wine supply for export came from our own vineyards.

The remaining 73% (74% in 2018) supply was purchased from third parties through long-term and spot contracts. In the last 12 months, the subsidiary VSPT acquired 54% (63% in 2018) of the necessary grapes and wine from third parties through spot contracts. Additionally, the long-term transactions were 19% (11% in 2018) of the total supply.

We should consider that as of December 31, 2019, wine represents 60% (64% in 2018) of the total direct cost of the Wine Operating segment, and supplies purchased from third parties represented 33% (38% in 2018).

Raw material Price sensitivity analysis

Total direct costs in the Consolidated Statement of Income for the twelve months ended as of December 31, 2019, amounted to
ThCh$
694,307,741 (
ThCh$
650,386,343 in 2018 and
ThCh$ 586,223,676 in 2017
). Assuming a reasonably possible 8% increase (decrease) in the direct cost of each Operating segment and keeping all other variables such as exchange rates constant, the aforesaid increase (decrease) would hypothetically result into a loss (income) before taxes of
ThCh$
33,084,911 (
ThCh$
30,150,723 in 2018 and
ThCh$ 28,604,884 in 2017
) for the Chile Operating segment,

ThCh$
14,807,640 (
ThCh$
13,545,233 in 2018 and
ThCh$ 10,404,929 in 2017
) for the International Business Operating segment and
ThCh$
8,310,433 (
ThCh$ 8
,734,204 in 2018 and
ThCh$ 8,215,317 in 2017
) for the Wine operating segment.

Credit risk

The credit risk which the Company is exposed to originates from: a) trade accounts receivable from retail customers, whole sale distributors and supermarket chains in the domestic market; b) accounts receivable from exports; and c) financial instruments maintained with Banks and financial institutions, such as demand deposits, mutual fund investments, instrument acquired under resale commitments and derivatives.

Domestic market

The credit risk related to trade accounts receivable from domestic markets is managed by the Credit and Collections Management Department, and is monitored by the Credit Committee of each business unit.

The domestic market mainly refers to accounts receivables in Chile and represents 63% of total trade accounts receivable (63% in 2018 and 66% in 2017). The Company has a wide base of customers that are subject to the policies, procedures and controls established by the Company. Credit limits are established for all customers on the basis of an internal rating and their payment behavior. Outstanding trade accounts receivable are regularly monitored. In addition, the Company purchases credit insurance that covers 90% of individually significant accounts receivable balances, coverage that as of December 31, 2019, is equivalent to 86% (84% in 2018) of total accounts receivable.

Overdue, but not impaired, trade accounts receivables represent customers that are less than 30 days overdue (22 in 2018).

As of December 31, 2019, the Company has approximately 1,381 customers (1,294 in 2018) with more than Ch$ 10 million in debt each, which altogether represent approximately 85% (86% in 2018) of total trade accounts receivable. There are 265 customers (261 customers in 2018) with balances in excess of Ch$ 50 million each, representing approximately 73% (75% in 2018) of the total accounts receivable.
The 92% (90% in 2018) of those accounts receivable are covered by credit insurance.

The Company sells its products through retail customers, wholesale distributors and supermarket chains, with a credit worthiness of 100% (99% in 2018).

As of December 31, 2019, the Company has no significant guarantees from its customers.

The Company believes that no additional credit risk provisions other than the individual and collective provisions determined as of December 31, 2019, that amount to
ThCh$
5,792,821 (
ThCh$
6,059,201 in 2018) are needed since a large percentage of these are covered by insurance.

Exports market

The credit risk related to accounts receivable from exports is managed by the Head of Credit and Collections at VSPT and is monitored by VSPT Administration and Finance Management. VSPT’s export trade accounts receivable represent 14% of total trade accounts receivable (12% in 2018). VSPT has a wide base of customers, in more than eighty countries, which are subject to the policies, procedures and controls established by VSPT. In addition, VSPT acquires credit insurance to cover 99.1% (99.5% in 2018) of individually significant accounts receivable. This coverage accounts for more than 89% (90% in 2018) of total accounts receivable are covered. Pending payments of trade accounts receivable are regularly monitored. Apart from the credit insurance, having diversified sales in different countries decreases the credit risk.

As of December 31, 2019, there were 68 customers (58 in 2018) with more than
ThCh$
65,000 of debt each, which represent 93% (92% in 2018) of VSPT´s total export market accounts receivable.

Regarding VSPT’s export customers, overdue, but no impaired, trade accounts receivables are customers that are less than 28 days overdue (28 days average in 2018).

The Company believes that no credit risk provisions are necessary other than the individual and collective provisions determined as of December 31, 2019. See analysis of accounts receivable aging and losses due to impairment of accounts receivables.
(See
Note 10 – Trade and other receivables)
).

Financial investments and derivatives

Financial investments correspond to time deposits, which are financial instruments acquired with repurchase agreements at fixed interest rate, maturing in less than three months placed in financial institutions in Chile, so there are not exposed to significant market risk. Derivatives are measured at fair value and traded only in the Chilean market. Since 2018, the amendment to IFRS 9, which requires changes to the valuation of derivative financial instruments considering the counterparty risk (CVA and DVA), is applied. The CVA and DVA effect is calculated using the probability of default of the counterparty or CCU, when applicable, assuming a 40% recovery rate for each derivative instrument. For CCU, the default probability is obtained from the spread of corporate bonds with the same credit risk rating than CCU, while for the counterparty, considers the sum between the Credit Default Swap (CDS) of Chile and the CDS of Citibank in the United States. As of December 31, 2019 the effect is not material.

Tax risk

Our businesses are taxed with different duties, particularly with excise taxes on the consumption of alcoholic and non-alcoholic beverages. An increase in the rate of these or any other tax could negatively affect our sales and profitability.

Liquidity risk

The Company manages liquidity risk at a consolidated level. Cash flows from operating activities are the main source of liquidity. Additionally, the Company has the ability to issue debt and equity instruments in the capitals market based on our needs.

In order to manage short-term liquidity, the Company considers projected cash flows for a twelve-month moving period and maintains cash and cash equivalents available to meet its obligations.
Based on current operating performance and its liquidity position, the Company estimates that cash flows from operation activities and available cash will be sufficient to finance working capital, capital investments, interest payments, dividend payment and debt payment requirement for the next 12-months period and in the foreseeable future.

The Company’s financial liabilities expiring as of December 31, 2019 and December 31, 2018 based on non-discounted contractual cash flows are summarized as follows:

As of December 31, 2019	Book value (*)	Contractual flows maturities
		0 to 3 months	3 months to 1 year	Over 1 year to 3 years	Over 3 years to 5 years	Over 5 years	Total
	ThCh$	ThCh$	ThCh$	ThCh$	ThCh$	ThCh$	ThCh$
Other financial liabilities no derivative
Bank borrowings	142,196,520	20,991,920	33,633,237	84,363,883	10,396,997	966,733	150,352,770
Bond payable	140,551,686	4,932,819	4,878,698	18,973,584	18,107,650	163,272,427	210,165,178
Lease liabilities	33,070,356	1,393,064	4,581,643	6,652,459	4,049,398	26,579,745	43,256,309
Deposits for return of bottles and containers	13,290,754	-	13,290,754	-	-	-	13,290,754
Sub-Total	329,109,316	27,317,803	56,384,332	109,989,926	32,554,045	190,818,905	417,065,011
Hedgin derivative
Derivative financial instruments	240,394	229,726	10,668	-	-	-	240,394
Derivative hedge liabilities	805,306	460,503	439,381	-	-	-	899,884
Sub-Total	1,045,700	690,229	450,049	-	-	-	1,140,278
Total	330,155,016	28,008,032	56,834,381	109,989,926	32,554,045	190,818,905	418,205,289

As of December 31, 2018	Book value (*)	Contractual flows maturities
		0 to 3 months	3 months to 1 year	Over 1 year to 3 years	Over 3 years to 5 years	Over 5 years	Total
	ThCh$	ThCh$	ThCh$	ThCh$	ThCh$	ThCh$	ThCh$
Other financial liabilities no derivative
Bank borrowings	113,360,982	4,171,430	38,017,422	20,574,967	59,839,650	3,381,796	125,985,265
Bond payable	139,362,478	2,349,873	4,855,854	18,896,434	18,053,262	167,691,118	211,846,541
Financial leases obligations	17,912,134	241,724	725,183	1,911,683	1,909,956	23,078,634	27,867,180
Deposits for return of bottles and containers	13,967,995	-	13,967,995	-	-	-	13,967,995
Sub-Total	284,603,589	6,763,027	57,566,454	41,383,084	79,802,868	194,151,548	379,666,981
Hedgin derivative
Derivative financial instruments	4,997,124	4,997,124	-	-	-	-	4,997,124
Derivative hedge liabilities	1,351,530	639,032	620,516	424,299	-	-	1,683,847
Sub-Total	6,348,654	5,636,156	620,516	424,299	-	-	6,680,971
Total	290,952,243	12,399,183	58,186,970	41,807,383	79,802,868	194,151,548	386,347,952

(*) View current and non-current book value in
Note 7 – Financial Instruments
.